Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

MEDEFILE INTERNATIONAL, INC.

10% SECURED CONVERTIBLE  PROMISSORY NOTE

Due December 23, 2014

Issue Date: December 23, 2013	$60,000

FOR VALUE RECEIVED, MedeFile International, Inc., a Nevada corporation (the “Company”) promises to pay to Lyle Hauser or his registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $60,000 on December 23, 2014 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.

This Note is subject to the following additional provisions:

1.           Definitions.

For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth herein and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” shall mean the Company’s common stock.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Issue Date” means the date of the first issuance of the Note set forth on the cover page of this Note, regardless of any transfers of the Note and regardless of the number of instruments which may be issued to evidence such Note.

     “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.           Security.

All of the obligations of the Company under this Note are secured pursuant to the terms of that certain Security Agreement, dated on or about November 11, 2013 (the “Security Agreement”), between the Company and the Holder, which is hereby amended to include the obligations under this Note on a pari passu basis with the Obligations (as defined in the Security Agreement).

3.            Interest.

a) Payment of Interest. Interest on the aggregate unconverted and then outstanding principal amount of this Note shall, subject to the following paragraph, accrue and be payable at ten percent (10%) per annum. Except as otherwise set forth herein, interest shall be payable on the Maturity Date.

b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted.  Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

4.           Prepayment. Subject to the provisions of this Section 4, the Company may prepay any or all of the outstanding principal on this Note at any time prior to the Maturity Date. In the event of any prepayment of this Note, the Company shall pay to the Holder, in addition to the outstanding principal being prepaid, interest on the outstanding principal of the Note being prepaid for the entire one year term of the Note (which will be equal to $6,000 for the entire initial principal amount of the Note).

5.           Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be payable for such registration of transfer or exchange.

b) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

6.              Conversion Rights; Conversion Price.

6.1              Conversion.

(a)              The Holder shall have the right, from time to time, commencing on the Issue Date, to convert any part of the outstanding interest or principal amount of this Note into fully paid and non-assessable shares of Common Stock of the Company at the Conversion Price determined as provided herein. Promptly after delivery to the Company of a Notice of Conversion in the form attached hereto as Exhibit “1” that is completed and duly executed by the Holder (a “Conversion Notice”), the Company shall issue and deliver to Holder that number of shares of Common Stock for that portion of this Note that is to be converted (the “Conversion Shares”) as set forth in the Conversion Notice.

 No fraction of a share of Common Stock or scrip representing a fraction of a share of Common Stock will be issued upon conversion, but the number of Conversion Shares shall be rounded to the nearest whole share.  The date on which the Notice of Conversion is given (the “Conversion Date”) shall be deemed to be the date on which the Holder faxes (and receives confirmation of delivery for) or emails the Notice of Conversion duly executed to the Company. On or before the third Business Day following the  Conversion Date, the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and that the issuance of the Conversion Shares is eligible for such issuance, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such conversion to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program (or the issuance of the Conversion Shares is not eligible for issuance through DTC Fast Automated Securities Transfer Program), issue and dispatch by overnight courier to the address as specified in the Notice of Conversion, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Conversion Shares to which the Holder is entitled pursuant to such conversion.

6.2.           Conversion; Ownership Limitation and Waiver.  The number of Conversion Shares to be issued upon each conversion of this Note shall be determined by dividing (i) the amount of principal and interest to be converted by (ii) the Conversion Price.

6.3.              Conversion Price. The Conversion Price will be equal to the lower of (i) $0.10 (subject to adjustment in the event of stock splits, stock dividends, and similar transactions) and (ii) 80% of the closing bid price of the Company’s common stock on the last completed trading day immediately preceding receipt by the Company of the Conversion Notice.

6.4.              No Shareholder Rights.  Nothing contained in this Note shall be construed as conferring upon the Holder or any other person or entity the right to vote or to consent or to receive notice as a shareholder in respect of meeting of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company; and no dividends shall be payable or accrued in respect of this Note.

6.5.              Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon conversion of this Note, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock into which this Note is convertible immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the Company shall use commercially reasonable best efforts to cause the successor or acquiring corporation (if other than the Company) to assume the observance and performance of each and every covenant and condition of this Note to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of the number of shares of common stock into which this Note is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6.5.  For purposes of this Section 6.5, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Section 6.5 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

6.6.              Restrictions on Securities. This Note has been issued by the Company pursuant to the exemption from registration under the Securities Act. No part of this Note or the shares of Common Stock issuable upon conversion of this Note may be offered, sold or otherwise transferred unless (i) they first shall have been registered under the Securities Act and applicable state securities laws or (ii) the Company shall have been furnished with an opinion of legal counsel (in form, substance and scope reasonably acceptable to Company) to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act. Each certificate for shares of Common Stock issuable upon conversion of this Note that have not been so registered and that have not been sold pursuant to an exemption that permits removal of the applicable legend, shall bear a legend substantially in the following form, as appropriate:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Upon the request of Holder to remove the foregoing legend from the stock certificate, if any, representing any shares of Common Stock issuable upon conversion of this Note, the Company shall remove the foregoing legend from such certificate or issue to Holder a new stock certificate free of any transfer legend if (a) with such request, the Company shall have received an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, to the effect that any such legend may be removed from such stock certificate or (b) a registration statement under the Securities Act covering such securities is in effect.

7.        Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.           a default in the payment of the principal amount of this Note or any accrued interest on this Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured within five Business Days following such due date;

ii.           the Company shall fail to observe or perform any other covenant or agreement contained in this Note which failure is not cured, if possible to cure, within twenty Business Days after notice of such failure sent by the Holder to the Company; or

iii.           the Company shall be subject to a Bankruptcy Event.

b)           Remedies Upon Event of Default. Upon the occurrence  of an Event of Default  referred to in Section 7(a)(i) and (ii), the  Holder, by ten (10) Business Days’ notice in writing  given to the Company (during which time, the Company may cure such Event of Default),  may declare the entire  principal  amount then  outstanding of, and accrued interest on, this Note to be due and payable  immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand,  protest,  or other  formalities of any kind, all of which are expressly waived by the Company. Upon the  occurrence of an Event of Default referred to in Section 7(a)(iii), the principal  amount then  outstanding of, and the accrued interest on, this Note shall  automatically  become  immediately due and payable without  presentment, demand,  protest, or other formalities of any kind, all of which are hereby  expressly waived by the Company.

8.        Miscellaneous.

a) Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made if (i) sent by registered or certified mail, return receipt requested, postage prepaid, (ii) hand delivered, (iii) sent by prepaid overnight carrier, with a record of receipt or (iv) sent by facsimile (with confirmation of receipt), or (v) sent by e-mail, to the parties at the following address (or at such other addresses as shall be specified by the parties by like notice):

To the Company:

MedeFile International, Inc.
301 Yamato Road
Suite 1200
Boca Raton, FL 33431

To the Holder:

Lyle Hauser

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.

c) Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

e) Waiver and Amendments.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion.  Any waiver by the Company or the Holder must be in writing. This Note may be modified or amended or the provisions hereof waived with the written consent of the Company and Holders of a majority in principal amount of the then outstanding Notes.

f) Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

MEDEFILE INTERNATIONAL, INC.

By:	/s/ Kevin Hauser
Name: Kevin Hauser
Title: Chief Executive Officer

Exhibit “1”

CONVERSION NOTICE
TO: MEDEFILE INTERNATIONAL, INC.

The undersigned holder of this Note hereby irrevocably exercises the option to convert $________ principal amount and $_________________ in accrued but unpaid interest under such Note (which may be less than the stated principal amount thereof) into ________ shares of Common Stock (the “Common Stock”), at the Conversion Price of $__________, of MedeFile International, Inc., in accordance with the terms of such Note, and directs that the shares of Common Stock issuable and deliverable upon such conversion be issued and delivered to the undersigned unless a different name has been indicated below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned holder of such Note, the undersigned will pay all transfer taxes payable with respect thereto.

Name and address of Holder

Signature of Holder